As filed with the Securities and Exchange Commission on


                        September 25, 2002

                                               Registration No. 33-49583
                                                                811-7061
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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

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                          FORM N-1A
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       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / X /

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                 Pre-Effective Amendment No.                       /   /
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              Post-Effective Amendment No. 10                      / X /

                          and/or                                    ----
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      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY          / X /
                        ACT OF 1940                                 ----
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                    Amendment No. 11                               / X /

             (Check appropriate box or boxes)                       ----

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             PUTNAM CAPITAL APPRECIATION FUND
      (Exact Name of Registrant as Specified in Charter)

      One Post Office Square, Boston, Massachusetts 02109
      (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code
                      (617) 292-1000

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       It is proposed that this filing will become effective
                   (check appropriate box)
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/   /  immediately upon filing pursuant to paragraph (b)
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/ X /  on September 30, 2002 to paragraph (b)

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/   /  60 days after filing pursuant to paragraph (a)(1)
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/   /  on (date) pursuant to paragraph (a)(1)
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/   /  75 days after filing pursuant to paragraph (a)(2)
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/   /  on (date) pursuant to paragraph (a)(2) of Rule 485.
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If appropriate, check the following box:
----
/   /  this post-effective amendment designates a new
----   effective date for a previously filed post-effective amendment.

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                JOHN R. VERANI, Vice President
               PUTNAM CAPITAL APPRECIATION FUND
                   One Post Office Square
                Boston, Massachusetts 02109
           (Name and address of agent for service)

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                         Copy to:
               JOHN W. GERSTMAYR, Esquire
                      ROPES & GRAY
               One International Place
             Boston, Massachusetts 02110



Prospectus

September 30, 2002

Putnam Capital Appreciation Fund

Class A, B, C and M shares

Investment Category: Blend

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 2  Performance information

 4  Fees and expenses

 5  What are the fund's main investment strategies and related risks?

 8  Who manages the fund?

 9  How does the fund price its shares?

 9  How do I buy fund shares?

13  How do I sell fund shares?

14  How do I exchange fund shares?

15  Fund distributions and taxes

16  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We may invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class A shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

1994         6.00%
1995        34.50%
1996        30.12%
1997        29.77%
1998         8.69%
1999        17.86%
2000        -6.11%
2001       -15.45%

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. Year-to-date performance through 6/30/02 was -13.11%. During the periods shown in the bar chart, the highest return for a quarter was 23.87% (quarter ending 12/31/99) and the lowest return for a quarter was -19.07% (quarter ending 9/30/01).

Average Annual Total Returns (for periods ending 12/31/01)
-------------------------------------------------------------------------------
                                                                    Since
                                              Past       Past     inception
                                             1 year     5 years    (8/5/93)
-------------------------------------------------------------------------------
Class A before taxes                        -20.32%      4.46%     13.08%
Class A after taxes on
distributions                               -20.32%      2.90%     11.46%
Class A after taxes on
distributions and sale of
fund shares                                 -12.38%      3.31%     10.61%
Class B before taxes                        -20.27%      4.64%     13.06%
Class C before taxes                        -16.98%      5.18%     13.40%
Class M before taxes                        -18.87%      4.44%     12.82%
Russell 3000 Index (no deduction for
fees, expenses or taxes)                    -11.46%     10.14%     13.28%
-------------------------------------------------------------------------------

Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges; class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/01 and, for class B shares, assumes conversion to class A shares after eight years. For periods before the inception of class B shares (11/02/94), class C shares (7/14/00) and class M shares (1/22/96), performance shown for these classes in the table is based on the performance of the fund's class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class B, class C and class M shares. The fund's performance through 5/31/95 benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies in the Russell universe. You cannot invest directly in an index. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------
                                       Class A   Class B   Class C   Class M
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
the offering price)                     5.75%      NONE      NONE     3.50%

Maximum Deferred Sales Charge (Load)
(as a percentage of the original
purchase price or redemption
proceeds, whichever is lower)           NONE*      5.00%     1.00%     NONE*
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                               Total Annual
                       Management   Distribution     Other    Fund Operating
                          Fees     (12b-1) Fees     Expenses     Expenses
-------------------------------------------------------------------------------
Class A                  0.57%         0.25%         0.26%         1.08%
Class B                  0.57%         1.00%         0.26%         1.83%
Class C                  0.57%         1.00%         0.26%         1.83%
Class M                  0.57%         0.75%         0.26%         1.58%
-------------------------------------------------------------------------------
* A deferred sales charge of up to 1% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.
-------------------------------------------------------------------------------
                        1 year        3 years      5 years      10 years
-------------------------------------------------------------------------------
Class A                  $679          $899        $1,136        $1,816
Class B                  $686          $876        $1,190        $1,951*
Class B
(no redemption)          $186          $576          $990        $1,951*
Class C                  $286          $576          $990        $2,148
Class C
(no redemption)          $186          $576          $990        $2,148
Class M                  $505          $831        $1,180        $2,163
-------------------------------------------------------------------------------
* Reflects the conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs no more than eight years after purchase.

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the fund to receive taxable income, which could increase the amount of taxes payable by shareholders.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities, and debt instruments, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.57% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the U.S. Core and U.S. Small and Mid-Cap Core Teams are responsible for the day-to-day management of the Fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

-------------------------------------------------------------------------------
Portfolio leader        Since    Experience
-------------------------------------------------------------------------------
Michael E. Nance         2002    2001 - Present    Senior Vice President of
                                                   Putnam Management
                                 Prior to 2001     Senior Vice President,
                                                   Kobrick Funds LLC
-------------------------------------------------------------------------------
Portfolio member        Since    Experience
-------------------------------------------------------------------------------
Joseph P. Joseph         1999    1994 - Present    Managing Director of
                                                   Putnam Management
-------------------------------------------------------------------------------

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.

You can buy shares:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.

* Subsequent investments via the Internet. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnaminvestments.com. For more information, contact your advisor or Putnam Investor Services at 1-800-225-1581.

You may also complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Investor Services.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of four classes of fund shares: A, B, C and M. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

Class A shares

* Initial sales charge of up to 5.75%

* Lower sales charge for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fee

Class B shares

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of up to 5.00% if you sell shares within six years of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee

* Convert automatically to class A shares after eight years, reducing the future 12b-1 fee (may convert sooner in some cases)

* Orders for one or more funds totaling $250,000 or more per day and cumulative orders of $1,000,000 or more in accounts eligible to purchase class A shares with reduced or no initial sales charge under a right of accumulation will be treated as orders for class A shares or refused

Class C shares

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of 1.00% if you sell shares within one year of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

Class M shares

* Initial sales charge of up to 3.50%

* Lower sales charge for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fee

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

-------------------------------------------------------------------------------
Initial sales charges for class A and M shares
-------------------------------------------------------------------------------
                        Class A sales charge        Class M sales charge
                         as a percentage of:         as a percentage of:
-------------------------------------------------------------------------------
Amount of purchase       Net amount    Offering    Net amount   Offering
at offering price ($)     invested      price*      invested     price*
-------------------------------------------------------------------------------
Under 50,000                6.10%        5.75%        3.63%       3.50%
50,000 but under
100,000                     4.71         4.50         2.56        2.50
100,000 but under
250,000                     3.63         3.50         1.52        1.50
250,000 but under
500,000                     2.56         2.50         1.01        1.00
500,000 but under
1,000,000                   2.04         2.00         NONE        NONE
1,000,000 and above         NONE         NONE         NONE        NONE
-------------------------------------------------------------------------------
* Offering price includes sales charge.

Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase       1      2      3      4      5      6     7+
-------------------------------------------------------------------------------
Charge                    5%     4%     3%     3%     2%     1%    0%

A deferred sales charge of 1% will apply to class C shares if redeemed within one year of purchase. A deferred sales charge of up to 1% may apply to class A shares purchased without an initial sales charge if redeemed within two years of purchase. A deferred sales charge of 0.65% may apply to class M shares purchased without a sales charge if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.

* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C and class M shares. The Trustees currently limit payments on class A and class M shares to 0.25% and 0.75% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class M shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares.

How do I sell fund shares?

You can sell your shares back to the fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 15 calendar days after the purchase date.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV, less any applicable deferred sales charge. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

By telephone. You may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for your shares.

The telephone redemption privilege may be modified or terminated without notice.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

* When will the fund pay me? The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. The fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete and return an Exchange Authorization Form, which is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. You may also exchange shares via the Internet at www.putnaminvestments.com. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Distributions of gains from investments that the fund owned for more than one year are taxable as capital gains. Distributions of gains from investments that the fund owned for one year or less are taxable as ordinary income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund's investment in foreign securities or foreign currencies may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                        Year ended May 31
------------------------------------------------------------------------------------------------------------
                                          2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $18.32       $23.75       $21.93       $23.15       $18.76
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)            -- (d)       -- (d)     (.02)         .17          .17
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               (2.43)        (.75)        2.39         (.75)        4.77
------------------------------------------------------------------------------------------------------------
Total from
investment operations                    (2.43)        (.75)        2.37         (.58)        4.94
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                           --           --         (.10)        (.14)        (.09)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              --        (4.61)        (.45)        (.50)        (.46)
------------------------------------------------------------------------------------------------------------
Return of capital                           --         (.07)          --           --           --
------------------------------------------------------------------------------------------------------------
Total distributions                         --        (4.68)        (.55)        (.64)        (.55)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $15.89       $18.32       $23.75       $21.93       $23.15
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  (13.26)       (5.06)       10.65        (2.40)       26.67
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $697,394     $911,299     $999,789   $1,246,913   $1,530,290
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 1.08         1.00          .96          .93         1.03
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                  .02           -- (e)     (.10)         .77          .77
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  133.78       263.98       188.16        92.49        31.08
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect  the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Per share net investment income amounted to less than $0.01 per share.

(e) Ratio of net investment income to average net assets is less than 0.01%.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                        Year ended May 31
------------------------------------------------------------------------------------------------------------
                                          2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $17.84       $23.39       $21.66       $22.86       $18.59
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)          (.12)        (.15)        (.18)         .03           --
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               (2.37)        (.72)        2.36         (.73)        4.73
------------------------------------------------------------------------------------------------------------
Total from
investment operations                    (2.49)        (.87)        2.18         (.70)        4.73
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                           --           --           --           -- (b)       -- (b)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              --        (4.61)        (.45)        (.50)        (.46)
------------------------------------------------------------------------------------------------------------
Return of capital                           --         (.07)          --           --           --
------------------------------------------------------------------------------------------------------------
Total distributions                         --        (4.68)        (.45)        (.50)        (.46)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $15.35       $17.84       $23.39       $21.66       $22.86
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                  (13.96)       (5.70)        9.90        (2.99)       25.72
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $554,719     $796,227   $1,047,040   $1,361,513   $1,723,054
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(d)                 1.83         1.70         1.63         1.55         1.78
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                 (.73)        (.70)        (.79)         .15          .02
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  133.78       263.98       188.16        92.49        31.08
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Distributions from net investment income amounted to less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect  the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------

                                                                                         For the period
Per-share                                                                Year ended      July 14, 2000+
operating performance                                                      May 31          to May 31
------------------------------------------------------------------------------------------------------------
                                                                            2002               2001
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                       $18.21             $27.15
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                                     (.12)              (.11)
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                                                        (2.42)             (4.15)
------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                      (2.54)             (4.26)
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                --              (4.61)
------------------------------------------------------------------------------------------------------------
Return of capital                                                             --               (.07)
------------------------------------------------------------------------------------------------------------
Total distributions                                                           --              (4.68)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                             $15.67             $18.21
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                    (13.95)            (17.40) *
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                            $3,405             $2,175
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                   1.83               1.54 *
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                                   (.71)              (.44) *
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                    133.78             263.98
------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect  the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                        Year ended May 31
------------------------------------------------------------------------------------------------------------
                                          2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $17.96       $23.47       $21.70       $22.91       $18.62
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)          (.08)        (.11)        (.14)         .06          .06
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               (2.39)        (.72)        2.36         (.73)        4.73
------------------------------------------------------------------------------------------------------------
Total from
investment operations                    (2.47)        (.83)        2.22         (.67)        4.79
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                           --           --           --         (.04)        (.04)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              --        (4.61)        (.45)        (.50)        (.46)
------------------------------------------------------------------------------------------------------------
Return of capital                           --         (.07)          --           --           --
------------------------------------------------------------------------------------------------------------
Total distributions                         --        (4.68)        (.45)        (.54)        (.50)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $15.49       $17.96       $23.47       $21.70       $22.91
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  (13.75)       (5.49)       10.07        (2.87)       26.04
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $38,646      $55,231      $70,129      $90,187     $120,624
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 1.58         1.50         1.46         1.43         1.53
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                 (.48)        (.50)        (.59)         .27          .28
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  133.78       263.98       188.16        92.49        31.08
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect  the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

* SYSTEMATIC INVESTMENT PLAN Invest as much as you wish ($25 or more) on any business day of the month except for the 29th, 30th or 31st. The amount you choose will be automatically transferred from your checking or savings account.

* SYSTEMATIC WITHDRAWAL Make regular withdrawals of $50 or more monthly, quarterly, semiannually, or annually from your Putnam mutual fund account valued at $10,000 or more. Your automatic with drawal may be made on any business day of the month except for the 29th, 30th or 31st.

* SYSTEMATIC EXCHANGE Transfer assets automatically from one Putnam account to another on a regular, prearranged basis. There is no additional charge for this service.

* FREE EXCHANGE PRIVILEGE Exchange money between Putnam funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at www.putnaminvestments.com.

For more information about any of these services and privileges, call your financial advisor or a Putnam customer service representative toll free at 1-800-225-1581.


Putnam Family of Funds a

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

PUTNAM GROWTH FUNDS

Putnam Balanced Fund b
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International New Opportunities Fund
Putnam New Century Growth Fund b
Putnam New Opportunities Fund
Putnam OTC & Emerging Growth Fund
Putnam Small Cap Growth Fund
Putnam Technology Fund b
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II

PUTNAM BLEND FUNDS

Putnam Asia Pacific Growth Fund b
Putnam Capital Appreciation Fund
Putnam Capital Opportunities Fund
Putnam Emerging Markets Fund b
Putnam Europe Growth Fund
Putnam Global Equity Fund c
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
Putnam International Growth Fund
Putnam International Voyager Fund
Putnam Investors Fund
Putnam Research Fund
Putnam Tax Smart Equity Fund
Putnam Utilities Growth and Income Fund

PUTNAM VALUE FUNDS

Putnam Balanced Retirement Fund b
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
Putnam Global Growth and Income Fund b
The Putnam Fund for Growth and Income
Putnam International Growth and Income Fund
Putnam Mid Cap Value Fund
Putnam New Value Fund
Putnam Small Cap Value Fund d

PUTNAM INCOME FUNDS

Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Global Income Truste
Putnam High Yield Advantage Fund d
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Money Market Fund f
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS

Putnam Municipal Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund f
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund

Putnam State tax-free income funds g

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

Putnam State tax-free money market funds f, g

California, New York

PUTNAM ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio

a As of 6/30/02.

b In anticipation of mergers expected later this year, these funds are closed to new investors.

c It is expected that this fund will merge into Putnam Global Growth Fund later this year.

d Closed to new investors.

e Formerly Putnam Global Governmental Income Trust.

f An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

g Not available in all states.


For more information
about Putnam Capital
Appreciation Fund

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent accountant's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnaminvestments.com

             File No. 811-7061        NP002 83655 9/02




Prospectus

September 30, 2002

Putnam Capital Appreciation Fund

Class A shares -- for eligible retirement plans

Investment Category: Blend

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully. This prospectus only offers class A shares of the fund without a sales charge to eligible retirement plans.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 2  Performance information

 3  Fees and expenses

 4  What are the fund's main investment strategies and related risks?

 7  Who manages the fund?

 7  How does the fund price its shares?

 8  How do I buy fund shares?

 9  How do I sell fund shares?

 9  How do I exchange fund shares?

10  Fund distributions and taxes

10  Financial highlights

Putnam Defined Contribution Plans

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We may invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class A shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1994         6.00%
1995        34.50%
1996        30.12%
1997        29.77%
1998         8.69%
1999        17.86%
2000        -6.11%
2001       -15.45%

Year-to-date performance through 6/30/02 was -13.11%. During the periods shown in the bar chart, the highest return for a quarter was 23.87% (quarter ending 12/31/99) and the lowest return for a quarter was -19.07% (quarter ending 9/30/01).

Average Annual Total Returns (for periods ending 12/31/01)
------------------------------------------------------------------------------
                                                            Since
                                       Past      Past     inception
                                      1 year    5 years    (8/5/93)
------------------------------------------------------------------------------
Class A                              -15.45%     5.70%      13.88%
Russell 3000 Index                   -11.46%    10.14%      13.28%
------------------------------------------------------------------------------

Class A share performance reflects the waiver of sales charges for purchases through eligible retirement plans. The fund's performance through 5/31/95 benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies in the Russell universe. You cannot invest directly in an index.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class A shares of the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
------------------------------------------------------------------------------
Maximum Sales Charge (Load)                     NONE

Maximum Deferred Sales Charge (Load)           0.75%*
------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                    Distribution                Total Annual
                       Management     (12b-1)        Other     Fund Operating
                          Fees         Fees        Expenses       Expenses

------------------------------------------------------------------------------
Class A                  0.57%         0.25%         0.26%         1.08%
------------------------------------------------------------------------------

* The deferred sales charge is applicable only to a plan that redeems 90% or more of its cumulative purchases within two years of its initial purchase, and only if Putnam Retail Management paid a commission on the plan's purchases.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                        1 year        3 years       5 years     10 years
------------------------------------------------------------------------------

Class A                  $185          $343          $595        $1,317
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities, and debt instruments, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.57% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the U.S. Core and U.S. Small and Mid-Cap Core Teams are responsible for the day-to-day management of the Fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

----------------------------------------------------------------------------
Portfolio leader        Since    Experience
--------------------------------------------------------------------------
Michael E. Nance         2002    2001 - Present   Senior Vice President of
                                                  Putnam Management
                                 Prior to 2001    Senior Vice President,
                                                  Kobrick Funds LLC
----------------------------------------------------------------------------
Portfolio member        Since    Experience
--------------------------------------------------------------------------
Joseph P. Joseph         1999    1994 - Present   Managing Director of
                                                  Putnam Management
--------------------------------------------------------------------------


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan's completed buy order before the close of regular trading on the New York Stock Exchange for shares to be bought at that day's offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if Putnam Management determines that doing so would be in the best interests of the fund and its shareholders.

* Distribution (12b-1) plan. The fund has adopted a distribution plan to pay for the marketing of class A shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average net assets) of up to 0.35%. The Trustees currently limit payments on class A shares to 0.25% of average net assets. Because the fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment.

* Eligible retirement plans. An employer-sponsored retirement plan is eligible to purchase class A shares without an initial sales charge through this prospectus if it invests at least $1 million in class A shares. A deferred sales charge of up to 0.75% will apply if the plan redeems 90% or more of its cumulative purchases within two years of the plan's initial purchase of class A shares, and only if Putnam Retail Management paid a commission on the plan's purchase.

How do I sell fund shares?

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form. In order to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the New York Stock Exchange.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------------------------


Per-share
operating performance                                        Year ended May 31
--------------------------------------------------------------------------------------------------
                                          2002         2001         2000         1999         1998
--------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $18.32       $23.75       $21.93       $23.15       $18.76
--------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------
Net investment income (loss) (a)            -- (d)       -- (d)     (.02)         .17          .17
--------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               (2.43)        (.75)        2.39         (.75)        4.77
--------------------------------------------------------------------------------------------------
Total from
investment operations                    (2.43)        (.75)        2.37         (.58)        4.94
--------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------
From net
investment income                           --           --         (.10)        (.14)        (.09)
--------------------------------------------------------------------------------------------------
From net realized gain
on investments                              --        (4.61)        (.45)        (.50)        (.46)
--------------------------------------------------------------------------------------------------
Return of capital                           --         (.07)          --           --           --
--------------------------------------------------------------------------------------------------
Total distributions                         --        (4.68)        (.55)        (.64)        (.55)
--------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $15.89       $18.32       $23.75       $21.93       $23.15
--------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  (13.26)       (5.06)       10.65        (2.40)       26.67
--------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $697,394     $911,299     $999,789   $1,246,913   $1,530,290
--------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 1.08         1.00          .96          .93         1.03
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                  .02           -- (e)     (.10)         .77          .77
--------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  133.78       263.98       188.16        92.49        31.08
--------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect  the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Per share net investment income amounted to less than $0.01 per share.

(e) Ratio of net investment income to average net assets is less than 0.01%.



For more information
about Putnam Capital
Appreciation Fund

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent accountant's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about other Putnam funds, or make shareholder inquiries, by calling Putnam toll-free at 1-800-752-9894.


You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             Putnam Defined Contribution Plans
             One Post Office Square
             Boston, Massachusetts 02109
             1-800-752-9894

             Address correspondence to
             Putnam Investor Services
             P.O. Box 9740
             Providence, Rhode Island 02940-9740

             www.putnaminvestments.com

86251 9/02   File No. 811-7061




PUTNAM CAPITAL APPRECIATION FUND

FORM N-1A
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")


September 30, 2002

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the fund's annual report. For a free copy of the fund's annual report or prospectus dated September 30, 2002, as revised from time to time, call Putnam Investor Services at 1-800-225-1581 or write Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.


Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.


TABLE OF CONTENTS

PART I

FUND ORGANIZATION AND CLASSIFICATION                               I-3
INVESTMENT RESTRICTIONS                                            I-3
CHARGES AND EXPENSES                                               I-5

INVESTMENT PERFORMANCE                                            I-13

ADDITIONAL OFFICERS                                               I-13
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS                  I-13

PART II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS         II-1

TAXES                                                            II-25
MANAGEMENT                                                       II-28
DETERMINATION OF NET ASSET VALUE                                 II-40
HOW TO BUY SHARES                                                II-41
DISTRIBUTION PLANS                                               II-50
INVESTOR SERVICES                                                II-53
SIGNATURE GUARANTEES                                             II-57

SUSPENSION OF REDEMPTIONS                                        II-57
SHAREHOLDER LIABILITY                                            II-57

STANDARD PERFORMANCE MEASURES                                    II-58
COMPARISON OF PORTFOLIO PERFORMANCE                              II-59
SECURITIES RATINGS                                               II-64
DEFINITIONS                                                      II-68


SAI
PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam Capital Appreciation Fund is a Massachusetts business trust organized on May 4, 1993. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The fund is an open-end diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.


INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the fund may not and will not:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval, to:

The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c).

                   -----------------------

All percentage limitations on investments (other than pursuant to the non-fundamental restriction) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The portfolio turnover rate for the fund's 2001 fiscal year was higher than the portfolio turnover rate for the fund's prior fiscal year due to adjustments in the portfolio made in response to market activity.

                   -----------------------


CHARGES AND EXPENSES

Management fees

Under a Management Contract dated September 20, 1996, the fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the annual rate of:

0.65% of the first $500 million of the fund's average net assets; 0.55% of the next $500 million of the fund's average net assets; 0.50% of the next $500 million of the fund's average net assets; 0.45% of the next $5 billion of the fund's average net assets; 0.425% of the next $5 billion of the fund's average net assets; 0.405% of the next $5 billion of the fund's average net assets; 0.39% of the next $5 billion of the fund's average net assets; and 0.38% of any excess thereafter.

For the past three fiscal years, pursuant to the Management Contract, the fund incurred the following fees:


Fiscal                     Management
year                       fee paid

2002                       $8,351,565
2001                      $10,979,020
2000                      $12,772,500

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:


Fiscal                      Brokerage
year                       commissions

2002                       $5,631,966
2001                       $7,168,718
2000                       $6,347,002

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services received by Putnam Management and its affiliates:

Dollar value              Percent of
  of these                  total                Amount of
transactions             transactions           Commissions

$1,059,380,393              30.14%               $2,018,009

At the end of fiscal 2002, the fund held securities valued at $4,850,118 of A.G. Edwards, Inc., one of the fund's regular broker-dealers.


Administrative expense reimbursement


The fund reimbursed Putnam Management for administrative services during fiscal 2002, including compensation of certain fund officers and contributions to the Putnam Investments, LLC Profit Sharing Retirement Plan for their benefit, as follows:

                           Portion of total
                           reimbursement for
Total                      compensation and
reimbursement               contributions

$26,355                       $21,467


Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.


The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2001.

                       Dollar range of      Aggregate dollar range
                        Putnam Capital       of shares held in all
                      Appreciation Fund       of the Putnam funds
Name of Trustee          shares owned         overseen by Trustee

Jameson A. Baxter     $10,001-$50,000           over $100,000
Charles B. Curtis          $1-$10,000           over $100,000
John A. Hill         $50,001-$100,000           over $100,000
Ronald J. Jackson     $10,001-$50,000           over $100,000
Paul L. Joskow        $10,001-$50,000           over $100,000
Elizabeth T. Kennan   $10,001-$50,000           over $100,000
John H. Mullin, III   $10,001-$50,000           over $100,000
Robert E. Patterson        $1-$10,000           over $100,000
W. Thomas Stephens         $1-$10,000           over $100,000
W. Nicholas Thorndike      $1-$10,000           over $100,000
*Lawrence J. Lasser        $1-$10,000           over $100,000
*George Putnam, III   $10,001-$50,000           over $100,000
*A.J.C. Smith              $1-$10,000           over $100,000

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam, III is the President of the Fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments, LLC and Putnam Management. Messrs. Lasser and Smith each serve as a Director of Marsh & McLennan Companies, Inc.

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes.
The Trustees meet monthly over a two-day period, except in August. The Executive Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The Committees of the Board of Trustees, and the number of times each Committee met during your fund's fiscal year, are shown in the table below:

Audit and Pricing Committee*                               11
Board Policy and Nominating Committee**                     5
Brokerage and Custody Committee                             2
Communication, Service and Marketing Committee              7
Contract Committee                                         12
Distributions Committee                                     0
Executive Committee                                         3
Investment Oversight Committee                             10

* Effective February 2002, the responsibilities of the Audit Committee and Pricing Committee were combined into the Audit and Pricing
Committee. The number of meetings shown represents the number of meetings held during your fund's last fiscal year by the Audit Committee prior to the combination and the combined committee after the combination. The Pricing Committee met 3 times during your fund's last fiscal year prior to the combination.

** Effective March 2002, the Proxy Committee was combined with the Board Policy and Nominating Committee. The number of meetings shown represents the number of meetings held during your fund's last fiscal year by the Board Policy and Nominating Committee prior to the combination and the combined committee after the combination. The Proxy Committee met 3 times during your fund's last fiscal year prior to the combination.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2002 and the fees paid to each Trustee by all of the Putnam funds during calendar year 2001:




COMPENSATION TABLE




                                                      Estimated annual        Total
                 Aggregate     Pension or retirement  benefits from all   compensation
            compensation from  benefits accrued as    Putnam funds upon  from all Putnam
Trustees/Year  the fund (1)    part of fund expenses   retirement (2)      funds (3)
----------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)         $2,320              $567                $100,000            $205,750

Charles B. Curtis/
2001 (8)          1,637               138                 100,000              92,000

Hans H. Estin/
1972 (5)            551               652                  97,904             109,000

John A. Hill/
1985 (4)(7)       3,734               884                 200,000             403,500

Ronald J. Jackson/
1996 (4)          2,272               539                 100,000             205,750

Paul L. Joskow/
1997 (4)          2,178               533                 100,000             201,250

Elizabeth T. Kennan/
1992              2,170               790                 100,000             203,500

Lawrence J. Lasser/
1992 (6)             --               344                  92,500                  --

John H. Mullin, III/
1997 (4)          2,247               799                 100,000             205,500

Robert E. Patterson/
1984              2,261               402                 100,000             204,750

George Putnam, III/
1984 (7)          2,699               380                 125,000             249,750

A.J.C. Smith/
1986 (6)             --               779                  91,833                  --

W. Thomas Stephens/
1997 (4)          2,154               747                 100,000             201,000

W. Nicholas Thorndike/
1992              2,175             1,076                 100,000             202,000



(1) Includes an annual retainer and an attendance fee for each meeting attended.


(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2001.

(3) As of December 31, 2001, there were 123 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Ms. Baxter, Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin, and Mr. Stephens as of May 31, 2002 were $9,283, $20,276, $13,904, $8,116,
$10,614, $2,925, respectively, including income earned on such amounts.

(5) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.


(6) Commencing July 1, 2000, Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees.
The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to that date.

(7) Includes additional compensation for services commencing July 1, 2000.


(8) Elected by the Board of Trustees as a Trustee effective July 1, 2001. The fund began accruing expenses for Mr. Curtis' retirement and pension benefits during calendar 2002.


Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see "Management" in
Part II of this SAI.

Share ownership


At September 30, 2002, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.



                      Shareholder name                       Percentage
Class                    and address                            Owned

Class A               Edward D. Jones & Co.                    12.20%
                      201 Progress Pkwy.
                      Maryland, Heights MO 60343-3003

Class C               Merrill Lynch, Pierce Fenner and Smith    9.00%
                      4800 Deer Lake Drive E. Fl 3
                      Jacksonville FL 32246-6484

Class M               Edward D. Jones & Co.                     6.40%
                      201 Progress Pkwy.
                      Maryland, Heights MO 60343-3003


Distribution fees


During fiscal 2002, the fund paid the following 12b-1 fees to Putnam Retail Management:

        Class A        Class B        Class C        Class M

       $1,934,392     $6,543,950      $27,330        $340,603


Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:


                                        Sales charges
                   Total               retained by Putnam         Contingent
Fiscal           front-end             Retail Management        Deferred sales
 year          sales charges        after dealer concessions        Charges

2002              $961,609                 $147,445                $103,896
2001            $1,416,861                 $225,031                  $2,427
2000            $1,309,586                 $201,418                 $36,549


Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:


                     Contingent deferred
Fiscal year            sales charges

2002                    $1,199,312
2001                    $1,461,791
2000                    $3,596,911


Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:


                     Contingent deferred
Fiscal year            sales charges

2002                       $852
2001*                      $735

*From the inception of Class C shares on 7/14/2000


Class M sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:


                                        Sales charges
                                       Retained by Putnam
Fiscal            Total                Retail Management
 year          sales charges        after dealer concessions

2002              $31,058                   $4,960
2001              $90,144                  $13,829
2000              $74,526                  $11,985


Investor servicing and custody fees and expenses


During the 2002 fiscal year, the fund incurred $2,519,356 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.



INVESTMENT PERFORMANCE

Standard performance measures


(for periods ended May 31, 2002)


                         Class A     Class B     Class C     Class M
Inception Date            8/5/93     11/2/94     7/14/00     1/22/96

Average annual total return


1 year                    -18.26      -18.26      -14.81      -16.76
5 years                     1.21        1.38        1.84        1.16
Life of fund               11.67       11.61       11.93       11.40


Returns for class A and class M shares reflect the deduction of the current maximum initial sales charges of 5.75% for class A shares and 3.50% for class M shares.

Returns for class B and class C shares reflect the deduction of the applicable contingent deferred sales charge ("CDSC"), which for class B is 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter and for class C is 1% in the first year and eliminated thereafter.

Returns shown for class B, class C and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the deduction of the initial sales charge or CDSC, if any, currently applicable to each class and the higher operating expenses applicable to such shares.

Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation. All returns assume reinvestment of distributions at net asset value and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

See "Standard performance measures" in Part II of this SAI for information on how performance is calculated.


ADDITIONAL OFFICERS


In addition to the persons listed as fund officers in Part II of this SAI, each of the following persons is also a Vice President of the fund and certain of the other Putnam funds, the total number of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's indirect parent company, Putnam LLC. The address of each Officer is One Post Office Square, Boston, MA 02109.

Name, date of birth,      Inception of service    Principal occupation(s)
(number of funds)         with the fund           during past 5 years

Paul C. Warren,           2001                    Managing Director of Putnam
10/6/60, 8 funds                                  Management. Prior to May
                                                  1997, Mr. Warren was a
                                                  Director at IDS Fund
                                                  Management.

Joseph P. Joseph,         2002                    Managing Director of
6/4/58, 3 funds                                   Putnam Management.

Justin M. Scott,          1998                    Managing Director of Putnam
9/16/57, 15 funds                                 Management.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, are the fund's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Accountants, financial highlights and financial statements included in the fund's Annual Report for the fiscal year ended May 31, 2002, filed electronically on July 24, 2002 (File No. 811-7061), are incorporated by reference into this SAI. The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.





PUTNAM CAPITAL APPRECIATION FUND

FORM N-1A
PART C

OTHER INFORMATION

Item 23. Exhibits

(a) Agreement and Declaration of Trust dated May 4, 1993 -- Incorporated by reference to Registrant's Initial Registration Statement.
(b) By-Laws, as mended July 21, 2000 -- Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement.
(c)(1) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights -- Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.
(c)(2) Portions of By-Laws Relating to Shareholders' Rights -- Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.
(d) Management Contract dated September 20, 1996 -- Incorporated by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement.
(e)(1) Distributor's Contract dated May 6, 1994 -- Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement.

(e)(2) Form of Dealer Sales Contract -- Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement.
(e)(3) Form of Financial Institution Sales Contract -- Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement.

(f) Trustee Retirement Plan dated October 4, 1996 -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's
Registration Statement.

(g) Custodian Agreement with Putnam Fiduciary Trust Company dated May 3, 1991, as amended June 1, 2001 -- Exhibit 1.

(h) Investor Servicing Agreement dated June 3, 1991 with Putnam
Fiduciary Trust Company -- Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.
(i) Opinion of Ropes & Gray, including consent -- Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's
Registration Statement.

(j) Consent of Independent Accountants -- Exhibit 2.

(k) Not applicable.
(l) Investment Letter from Putnam Investments, Inc. to the Registrant -- Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.
(m)(1) Class A Distribution Plan and Agreement dated May 7, 1993, as amended September 9, 1994 -- Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement.
(m)(2) Class B Distribution Plan and Agreement dated September 9, 1994 -- Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement.
(m)(3) Class C Distribution Plan and Agreement dated July 14, 2000 Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement.
(m)(4) Class M Distribution Plan and Agreement -- Incorporated by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement.

(m)(5) Form of Dealer Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement.
(m)(6) Form of Financial Institution Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement.
(n) Rule 18f-3(d) Plan -- Incorporated by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement.

(p)(1) The Putnam Funds Code of Ethics -- Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's Registration
Statement.

(p)(2)  Putnam Investments Code of Ethics -- Exhibit 3.


Item 24. Persons Controlled by or under Common Control with the Fund

None.

Item 25. Indemnification

The information required by this item is incorporated herein by reference from the Registrant's initial Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 33-49583).

Item 28. Location of Accounts and Records


Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Clerk, Judith Cohen; Registrant's investment adviser, Putnam Investment Management, LLC; Registrant's principal underwriter, Putnam Retail Management, Limited Partnership, Registrant's custodian, Putnam Fiduciary Trust Company ("PFTC"); and Registrant's transfer and dividend disbursing agent, Putnam Investor Services, a division of PFTC. The address of the Clerk, investment adviser, principal underwriter, custodian and transfer and dividend disbursing agent is One Post Office Square, Boston, Massachusetts 02109.


Item 29.  Management Services

None.

Item 30.  Undertakings

None.

NOTICE

A copy of the Agreement and Declaration of Trust of Putnam Capital Appreciation Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.




SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 25th day of September, 2002.


                                Putnam Capital Appreciation Fund

                                By: Gordon H. Silver, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement of Putnam Capital Appreciation Fund has been signed below by the following persons in the capacities and on the dates indicated:

Signature                     Title

John A. Hill                  Chairman of the Board; Trustee

George Putnam, III            President; Principal Executive Officer; Trustee

Charles E. Porter             Executive Vice President; Treasurer and
                              Principal Financial Officer

Michael T. Healy              Assistant Treasurer and
                              Principal Accounting Officer

Jameson A. Baxter             Trustee

Charles B. Curtis             Trustee

Ronald J. Jackson             Trustee

Paul L. Joskow                Trustee

Elizabeth T. Kennan           Trustee

Lawrence J. Lasser            Trustee

John H. Mullin, III           Trustee

Robert E. Patterson           Trustee

A.J.C. Smith                  Trustee

W. Thomas Stephens            Trustee

W. Nicholas Thorndike         Trustee


                              By:  Gordon H. Silver,
                              as Attorney-in-Fact

                              September 25, 2002


EXHIBIT INDEX

Item 23                       Exhibit

(g) Custodian Agreement with Putnam Fidiciary Trust Company dated May 3, 1991, as amended June 1, 2001 -- Exhibit 1.

(j) Consent of Independent Accountants -- Exhibit 2.

(p)(2) Putnam Investments Code of Ethics -- Exhibit 3.